Exhibit 99.1
SLM STUDENT LOAN TRUST 2008-6
POOL CHARACTERISTICS OF
THE TRUST STUDENT LOAN POOL AS OF JUNE 30, 2008
     The initial trust student loans were selected from the portfolio of student loans owned by SLM ECFC, Bluemont Funding, Town Center Funding, Town Hall Funding or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan, as of its related subsequent cutoff date, to be specified at the time of its sale to the trust):
●	is a FFELP loan that is guaranteed as to at least (1) 100% with respect to trust student loans with an initial date of disbursement prior to October 1, 1993; (2) 98% with respect to trust student loans with an initial date of disbursement prior to July 1, 2006 or (3) 97% with respect to trust student loans with an initial date of disbursement on or after July 1, 2006, of its principal and interest by a guarantee agency under a guarantee agreement and the guarantee agency is, in turn, reinsured by the Department of Education in accordance with the FFELP;

●	contains terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

●	had its first disbursement prior to October 1, 2007;

●	is fully disbursed;

●	is not more than 210 days past due;

●	does not have a borrower who is noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

●	has special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
     Unless otherwise specified, all information with respect to the trust student loans is presented herein as of June 30, 2008, which is the cutoff date. All references to the statistical cutoff date shall mean May 20, 2008.
     The following tables provide a description of specified characteristics of the trust student loans as of the cutoff date. The aggregate outstanding principal balance of the trust student loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest to be capitalized of $53,346,408 as of the cutoff date.
     The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical cutoff date may vary significantly from the information shown in earlier tables as a result of variations in the effective rates of interest applicable to the initial trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the cutoff date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of grace, deferral and forbearance periods.

     The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.
     Percentages and dollar amounts in any table may not total 100% or the trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE CUTOFF DATE

Aggregate Outstanding Principal Balance	$2,028,176,177
Aggregate Outstanding Principal Balance—Treasury Bill	$200,870,695
Percentage of Aggregate Outstanding Principal Balance—Treasury Bill	9.90%
Aggregate Outstanding Principal Balance—Commercial Paper	$1,827,305,482
Percentage of Aggregate Outstanding Principal Balance—Commercial Paper	90.10%
Number of Borrowers	252,700
Average Outstanding Principal Balance Per Borrower	$8,026
Number of Loans	532,592
Average Outstanding Principal Balance Per Loan—Treasury Bill	$2,231
Average Outstanding Principal Balance Per Loan—Commercial Paper	$4,129
Weighted Average Remaining Term to Scheduled Maturity	125 months
Weighted Average Annual Borrower Interest Rate	7.08%
     We determined the weighted average remaining term to maturity shown in the table from the cutoff date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the base prospectus.
     The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments, to the 91-day Treasury bill rate was 2.92% as of the cutoff date.
     For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
     The weighted average spread for special allowance payments, to the three-month commercial paper rate was 1.99% as of the cutoff date. See “Federal Family Education Loan Program—Special Allowance Payments” in Appendix A to the base prospectus.
     For these purposes, the three-month commercial paper rate is the average of the bond equivalent rates of the three-month commercial paper (financial) rates in effect for each of the days in a calendar quarter as reported by the Federal Reserve in Publication H.15 (or its successor) for that calendar quarter. The 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
BORROWER INTEREST RATES
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Interest Rate	Loans	Principal Balance	Principal Balance
5.51% to 6.00%	2	$1,373	*
6.51% to 7.00%	354,096	1,410,248,078	69.5%
7.01% to 7.50%	101,702	295,081,606	14.5
7.51% to 8.00%	2,712	6,186,945	0.3
8.01% to 8.50%	73,937	316,100,804	15.6
Equal to or greater than 8.51%	143	557,372	*

Total	532,592	$2,028,176,177	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
     We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the cutoff date. Because most of the trust student loans bear interest at variable rates of interest that reset annually effective as of July 1 of each year, and because, as a general matter, trust student loans with different interest rates are likely to be repaid at different rates, this information will not remain applicable to the trust student loans in the future. See Appendix A to the base prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
Range of Outstanding	Number of	Outstanding	by Outstanding
Principal Balance	Borrowers	Principal Balance	Principal Balance
Less than $5,000.00	113,614	$304,022,391	15.0%
$5,000.00—$9,999.99	79,411	552,052,527	27.2
$10,000.00—$14,999.99	26,153	313,314,959	15.4
$15,000.00—$19,999.99	14,661	258,206,313	12.7
$20,000.00—$24,999.99	8,392	182,068,701	9.0
$25,000.00—$29,999.99	2,947	80,614,223	4.0
$30,000.00—$34,999.99	1,976	64,004,407	3.2
$35,000.00—$39,999.99	1,609	60,929,255	3.0
$40,000.00—$44,999.99	1,552	65,400,603	3.2
$45,000.00—$49,999.99	887	42,227,703	2.1
$50,000.00—$54,999.99	352	18,396,930	0.9
$55,000.00—$59,999.99	263	15,103,674	0.7
$60,000.00—$64,999.99	179	11,064,966	0.5
$65,000.00—$69,999.99	148	9,953,322	0.5
$70,000.00—$74,999.99	93	6,727,589	0.3
$75,000.00—$79,999.99	84	6,514,630	0.3
$80,000.00—$84,999.99	93	7,677,790	0.4
$85,000.00—$89,999.99	56	4,878,465	0.2
$90,000.00—$94,999.99	61	5,620,106	0.3
$95,000.00—$99,999.99	46	4,484,568	0.2
$100,000.00 and above	123	14,913,058	0.7

Total	252,700	$2,028,176,177	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY SCHOOL
TYPE AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Loan Type	of Loans	Principal Balance	Principal Balance
4-year Institution	424,245	$1,755,822,133	86.6%
2-year Institution	80,544	198,500,789	9.8
Proprietary/Vocational	27,754	73,703,971	3.6
Unidentified	49	149,285	*

Total	532,592	$2,028,176,177	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
DELINQUENCY STATUS AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Number of Days Delinquent	of Loans	Principal Balance	Principal Balance
0 to 30	485,427	$1,882,160,759	92.8%
31 to 60	16,831	54,374,150	2.7
61 to 90	10,107	30,451,568	1.5
91 to 120	5,544	16,917,588	0.8
121 to 150	4,611	14,139,301	0.7
151 to 180	4,596	13,945,393	0.7
181 to 210	3,105	9,490,620	0.5
Greater than 210	2,371	6,696,797	0.3

Total	532,592	$2,028,176,177	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
REMAINING TERM TO SCHEDULED MATURITY
AS OF THE CUTOFF DATE

Number of Months		Aggregate	Percent of Pool by
Remaining to	Number of	Outstanding	Outstanding
Scheduled Maturity	Loans	Principal Balance	Principal Balance
0 to 3	954	$156,688	*
4 to 12	9,190	3,420,070	0.2%
13 to 24	15,651	11,770,895	0.6
25 to 36	17,408	19,695,537	1.0
37 to 48	14,765	21,558,692	1.1
49 to 60	14,860	26,449,302	1.3
61 to 72	12,566	27,675,536	1.4
73 to 84	11,761	29,805,832	1.5
85 to 96	14,279	46,712,007	2.3
97 to 108	23,027	108,313,800	5.3
109 to 120	116,521	474,746,971	23.4
121 to 132	121,711	550,638,905	27.1
133 to 144	74,905	346,679,088	17.1
145 to 156	45,626	190,120,147	9.4
157 to 168	24,130	101,629,518	5.0
169 to 180	9,441	41,191,018	2.0
181 to 192	4,571	21,587,454	1.1
193 to 204	731	3,255,803	0.2
205 to 216	64	290,691	*
217 to 228	54	216,386	*
229 to 240	72	249,021	*
241 to 252	5	21,375	*
265 to 276	1	15,536	*
277 to 288	4	54,052	*
289 to 300	285	1,809,910	0.1
301 to 312	10	111,940	*

Total	532,592	$2,028,176,177	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Current Borrower Payment Status	of Loans	Principal Balance	Principal Balance
In-School	175,956	$771,884,197	38.1%
Grace	67,394	296,915,612	14.6
Deferment	44,429	167,320,259	8.2
Forbearance	34,102	130,663,517	6.4
Repayment
First year in repayment	124,327	454,618,191	22.4
Second year in repayment	21,781	97,819,934	4.8
Third year in repayment	10,951	35,226,166	1.7
More than 3 years in repayment	53,652	73,728,301	3.6

Total	532,592	$2,028,176,177	100.0%

     Current borrower payment status refers to the status of the borrower of each trust student loan as of the cutoff date. The borrower:

●	may still be attending school — in-school;

●	may be in a grace period after completing school and prior to repayment commencing — grace;

●	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

●	may be currently required to repay the loan—repayment.

See Appendix A to the base prospectus.
     The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 14.0, calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the cutoff date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
CUTOFF DATE

	Scheduled Months in Status
	In-School	Grace	Deferment	Forbearance	Repayment
In-School	19.6	6.0	—	—	120.0
Grace	—	3.7	—	—	119.6
Deferment	—	—	15.1	—	111.1
Forbearance	—	—	—	4.2	111.6
Repayment	—	—	—	—	102.7
     We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the base prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT
LOANS AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
State	of Loans	Principal Balance	Principal Balance
Alabama	15,132	$51,445,790	2.5%
Alaska	430	1,609,911	0.1
Arizona	10,357	40,858,092	2.0
Arkansas	4,363	14,674,411	0.7
California	30,858	139,125,397	6.9
Colorado	3,957	14,863,883	0.7
Connecticut	4,259	18,037,822	0.9
Delaware	864	3,521,351	0.2
District of Columbia	1,725	7,920,693	0.4
Florida	44,856	176,869,545	8.7
Georgia	15,734	64,609,489	3.2
Hawaii	1,676	7,034,382	0.3
Idaho	926	3,021,713	0.1
Illinois	49,961	196,392,768	9.7
Indiana	64,683	244,957,019	12.1
Iowa	1,360	3,936,949	0.2
Kansas	8,255	32,041,632	1.6
Kentucky	5,372	17,857,314	0.9
Louisiana	12,818	47,319,102	2.3
Maine	1,977	8,391,206	0.4
Maryland	10,732	44,252,141	2.2
Massachusetts	16,243	64,212,973	3.2
Michigan	37,654	118,526,292	5.8
Minnesota	3,952	10,525,746	0.5
Mississippi	6,900	24,477,964	1.2
Missouri	6,074	21,334,854	1.1
Montana	401	1,395,996	0.1
Nebraska	579	2,414,282	0.1
Nevada	2,256	8,082,292	0.4
New Hampshire	1,758	7,292,124	0.4
New Jersey	10,622	48,127,948	2.4
New Mexico	968	3,693,032	0.2
New York	16,875	68,214,299	3.4
North Carolina	8,962	38,549,679	1.9
North Dakota	168	719,883	*
Ohio	26,687	96,695,859	4.8
Oklahoma	7,451	21,878,377	1.1
Oregon	5,007	20,605,872	1.0
Pennsylvania	18,098	68,089,914	3.4
Rhode Island	1,218	4,411,112	0.2
South Carolina	4,839	19,128,370	0.9
South Dakota	229	978,858	*
Tennessee	8,393	31,533,380	1.6
Texas	23,705	81,430,847	4.0
Utah	701	3,019,288	0.1
Vermont	360	1,527,606	0.1
Virginia	15,828	60,634,032	3.0
Washington	6,873	24,946,436	1.2
West Virginia	2,106	6,510,430	0.3
Wisconsin	3,521	13,854,644	0.7
Wyoming	291	973,005	*
Other	3,578	15,650,176	0.8

Total	532,592	$2,028,176,177	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

     We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the cutoff date.
     Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less. In addition, if a borrower pays a monthly installment after its scheduled due date, the borrower may owe a fee on that late payment. If a late fee is applied, that payment will be applied first to the applicable late fee, second to interest and third to principal. As a result, the portion of the payment applied to reduce the unpaid principal balance may be less than it would have been had the payment been made as scheduled.
     In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
     Each of the sellers makes available, through the servicer, to borrowers of student loans it holds, payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans owned by the sellers provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. Each of the sellers also offers, through the servicer, an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. See “Sallie Mae’s Student Loan Financing Business” in the base prospectus.

     The following tables provide certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
LOAN TYPE AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Loan Type	Loans	Principal Balance	Principal Balance
Subsidized Stafford Loans	299,047	$910,396,832	44.9%
Unsubsidized Stafford Loans	206,312	892,875,211	44.0
SLS Loans	1,665	6,122,823	0.3
PLUS Loans	25,568	218,781,312	10.8

Total	532,592	$2,028,176,177	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
REPAYMENT TERMS AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Loan Repayment Terms	Loans	Principal Balance	Principal Balance
Level Repayment(1)	511,962	$1,951,201,773	96.2%
Other Repayment Options(2)	20,630	76,974,404	3.8

Total	532,592	$2,028,176,177	100.0%

(1)	Also includes in-school and in-grace loans.
(2)	Includes, among others, graduated repayment, income sensitive and some interest-only period loans.
     With respect to interest-only loans, as of the cut-off date, there are 2,160 loans with an aggregate outstanding principal balance of $9,696,550 currently in an interest-only period. These interest-only loans represent 0.5% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.
     The servicer, at the request of the sellers or the depositor and on behalf of the trust, may in the future offer repayment terms similar to those described above to borrowers of loans in the trust who are not entitled to these repayment terms as of the cutoff date. If such repayment terms are offered to and accepted by borrowers, the weighted average life of the securities could be lengthened.

     The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
DATE OF DISBURSEMENT AS OF
THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number of	Outstanding	by Outstanding
Disbursement Date	Loans	Principal Balance	Principal Balance
September 30, 1993 and earlier	9,774	$24,405,808	1.2%
October 1, 1993 through June 30, 2006	221,114	673,102,205	33.2
July 1, 2006 and later	301,704	1,330,668,165	65.6

Total	532,592	$2,028,176,177	100.0%

     Guarantee Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guarantee agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
     The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor:
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
GUARANTEE AGENCY AS OF THE CUTOFF DATE

		Aggregate	Percent of Pool
	Number	Outstanding	by Outstanding
Name of Guarantee Agency	of Loans	Principal Balance	Principal Balance
American Student Assistance	15,156	$62,208,441	3.1%
Arizona Educational Loan Program	65	130,457	*
California Student Aid Commission	39,012	138,721,817	6.8
Colorado Student Loan Program	684	1,296,826	0.1
Connecticut Student Loan Foundation	2,627	9,269,472	0.5
Educational Credit Management Corporation	18,068	60,603,050	3.0
Finance Authority of Maine	1,420	5,098,349	0.3
Florida Bureau of Student Financial Assistance	6,104	16,175,959	0.8
Georgia Higher Education Assistance Corporation	3,259	8,973,157	0.4
Great Lakes Higher Education Corporation	10,610	40,896,346	2.0
Illinois Student Assistance Commission	22,314	78,177,772	3.9
Iowa College Student Aid Commission	995	1,536,383	0.1
Kentucky Higher Education Assistance Authority	12,752	38,468,350	1.9
Louisiana Office of Student Financial Assistance	5,534	20,219,240	1.0
Michigan Guaranty Agency	29,117	79,706,081	3.9
Missouri Department of Higher Education	1,233	2,837,842	0.1
Montana Guaranteed Student Loan Program	200	422,173	*
Nebraska Student Loan Program	6,209	29,931,684	1.5
New Jersey Higher Education Student Assistance Authority	7,578	26,791,693	1.3
New York State Higher Education Services Corporation	14,849	52,072,923	2.6
Northwest Education Loan Association	9,102	33,082,679	1.6
Oklahoma Guaranteed Student Loan Program	6,702	17,946,209	0.9
Pennsylvania Higher Education Assistance Agency	6,507	19,966,999	1.0
Rhode Island Higher Education Assistance Authority	829	2,891,025	0.1
South Dakota Education Assistance Corporation	738	2,157,437	0.1
Student Loan Guarantee Foundation of Arkansas, Inc.	3,152	9,624,961	0.5
Texas Guaranteed Student Loan Corporation	16,945	52,555,138	2.6
United Student Aid Funds, Inc.	290,765	1,216,284,979	60.0
Utah Higher Education Assistance Authority	66	128,733	*

Total	532,592	$2,028,176,177	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

SIGNIFICANT GUARANTOR
INFORMATION
     The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.
     We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education. None of the depositor, SLM ECFC, VG Funding or the underwriters has audited or independently verified this information for accuracy or completeness.
UNITED STUDENT AID FUNDS, INC.
     United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960. In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act of 1965, as amended (“the Act”), as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Act in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada, and Wyoming.
     USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.
     Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.
     For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student or parent borrowers.

     Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.
     The 1998 Reauthorization Law requires guaranty agencies to establish two separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.
     The 1998 Reauthorization Law requires guaranty agencies to return to the Secretary $250 million in federal reserve funds from fiscal years 2002 to 2007. Each guaranty agency’s share is based on a formula prescribed in the 1998 Reauthorization Law. USA Funds is in compliance with the provisions of the reserve fund requirements of the Act. USA Funds remitted $17.8 million to the Secretary in September 2002 and $17.3 million by September 1, 2006, and $17.3 million by September 30, 2007.
     Effective for all Stafford and PLUS loans that USA Funds guarantees on or after April 1, 2005, USA Funds waived the guarantee fee of up to 1 percent of the principal amount of new loans that federal law permitted a guarantor to assess. During 2006, the U.S. Congress passed the Higher Education Reconciliation Act (HERA) which required all guarantors to collect and deposit into the federal reserve fund a federal default fee of 1% of the principal amount of all Stafford and PLUS loans guaranteed on or after July 1, 2006. USA Funds paid the federal default fee to the federal reserve fund from the operating fund on behalf of the borrower for all PLUS loans made by a lender that paid the federal default fee on behalf of its Stafford borrowers for loans guaranteed by USA Funds from July 1, 2006, through June 30, 2007, and for all PLUS loans guaranteed by USA Funds on or after July 1, 2007, for graduate- and professional-student-borrowers.
     As of September 30, 2007, USA Funds held assets on behalf of the federal reserve fund of approximately $316 million and net assets of approximately $247 million. Through September 30, 2007, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $87 billion. As of September 30, 2007, USA Funds had operating fund assets totaling approximately $845 million including the $316 million held on behalf of the federal reserve fund.

     The U.S. Department of Education’s published reserve ratios are based on cumulative net assets and liability for future default provisions divided by the original principal amount of the outstanding loans guaranteed. Following this formula, the reserve ratio for USA Funds for the last five fiscal years was as follows:

	Reserve Ratio as of Close of
	Federal Fiscal Year
Guarantor	2003	2004	2005	2006	2007
United Student Aid Funds, Inc.	0.67%	0.56%	0.45%	0.26%	0.28%
     USA Funds’ “guarantee volume” is the approximate aggregate principal amount of federally reinsured education loans (including subsidized and unsubsidized Stafford and PLUS loans but excluding consolidation loans) guaranteed by USA Funds. For the last five fiscal years, the “guarantee volume” was as follows:

	Loans Guaranteed
	Federal Fiscal Year
	($ in millions)
Guarantor	2003	2004	2005	2006	2007
United Student Aid Funds, Inc.	$9,587	$9,907	$10,724	$12,586	$15,581
     USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2003	2004	2005	2006	2007
United Student Aid Funds, Inc.	30.14%	35.47%	35.05%	38.03%	40.30%
     USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2003	2004	2005	2006	2007
United Student Aid Funds, Inc.	1.37%	1.13%	1.41%	1.21%	2.13%
     USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Director, Corporate Communications.